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                                  ATLAS FUNDS

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                         Atlas Assets, Inc. Supplement
                     to Statement of Additional Information
                              Dated April 30, 1997

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SUPPLEMENT DATED DECEMBER 26, 1997

Effective August, 1997, Daniel L. Rubinfeld resigned as a Director of the Company. The Statement of Additional Information ("SAI") is amended to delete information concerning Mr. Rubinfeld. Effective November 24, 1997, Julian A. Lerner has been appointed a Director of the Company. Page B-42 of the SAI is amended to include the following information concerning Mr. Lerner's business address and principal occupations during the past five years:

NAME AND ADDRESS                     POSITION     PRINCIPAL OCCUPATIONS
----------------                     --------     ---------------------
Julian A. Lerner                      Director    Trustee, American Skandia Advisor Funds, Inc. and
One Spurling Plaza, Suite 208                     American Skandia Master Trust since May, 1997; Trustee,
12850 Spurling Road                               American Skandia Trust since  September, 1996; Trustee,
Dallas, Texas 75230                               IDEX Series Fund since March, 1996; January, 1995 - March,
                                                  1996 Investment Consultant; 1986-1995 Senior Vice President
                                                  and Portfolio Manager of AIM Chater Fund and AIM Summit Fund;
                                                  1990-1993 Portfolio Manager to Atlas Growth and Income Fund.

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ATLAS FUNDS

ATLAS ASSETS, INC., SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997
SUPPLEMENT DATED JANUARY 1, 1998

SALES CHARGE WAIVER

Effective January 1, 1998, the front-end sales charge imposed on Class A shares of Bond and Stock Funds will be waived. The waiver period will extend through April 30, 1998. Absent modification or extension of the waiver period, the front-end sales charges imposed on Class A shares of Bond and Stock Funds will be reinstated on May 1, 1998.

REDUCED MINIMUM PURCHASES FOR CUSTODIAL ACCOUNTS

Effective January 1, 1998, the minimum initial investment in each Fund, for custodian accounts established in accordance with the applicable state's Uniform Gifts or Transfers to Minors Act, is $250. The minimum subsequent investment remains $250 for such accounts.

PORTFOLIO MANAGER CHANGE

Page 28 of the Prospectus is amended to indicate that, effective July 28, 1997, Diane R. Sobin resigned as a portfolio manager of the Atlas Growth and Income Fund. As of that date, John P. Doney, the portfolio manager of the Atlas Balanced Fund, assumed shared responsibility for managing the Atlas Growth and Income Fund's portfolio securities along with Bruce Bartlett.

REORGANIZATION OF THE INTERMEDIATE BOND FUNDS

Effective December 5, 1997, the assets of the Atlas U.S. Government Intermediate Fund were transferred to the Atlas U.S. Government and Mortgage Securities Fund, the assets of the Atlas National Insured Intermediate Municipal Fund were transferred to the Atlas National Municipal Bond Fund, and the assets of the Atlas California Insured Intermediate Municipal Fund were transferred to the Atlas California Municipal Bond Fund. Each transfer was effected in accordance with the terms of Agreements and Plans of Reorganization, which were approved by shareholders of each Intermediate Fund at a Special Meeting of Shareholders held on Monday, November 24, 1997. The Prospectus is accordingly amended to delete all references to the Atlas U.S. Government Intermediate Fund, the Atlas National Insured Intermediate Municipal Fund, and the Atlas California Insured Intermediate Municipal Fund.